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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 AUGUST 24, 2005
             ------------------------------------------------------
                Date of report (Date of earliest event reported)



                             VALUEVISION MEDIA, INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


      MINNESOTA                       0-20243                    41-1673770
------------------------      ------------------------      --------------------
(State of Incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

           6740 SHADY OAK ROAD
         EDEN PRAIRIE, MINNESOTA                               55344-3433
----------------------------------------              --------------------------
(Address of principal executive offices)                       (Zip Code)



                        Telephone Number: (952) 943-6000
       -----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  The board of directors of the registrant confirmed on August 24, 2005 the following changes to the annual and other fees payable for service on the board and its committees, from the information contained in the registrant's annual proxy statement dated May 24, 2005: (i) no meeting fees for board or committee meetings will be paid, instead of paying $2,000 for in-person board meetings, $1,000 for telephonic board meetings and $500 for committee meetings; (ii) the annual retainer for directors is increased from $32,000 to $40,000; and (iii) members of the audit committee (other than the committee chairman who will continue to receive an annual retainer of $20,000) will receive an additional annual retainer of $10,000.



ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         ValueVision Media, Inc announced on August 24, 2005 that George A. Vandeman has joined its board of directors and will chair the governance and nominating committee of the board. He has also joined the human resources and compensation committee as a member.

         Mr. Vandeman has been the principal of Vandeman & Co., a private investment firm, since he retired in July 2000 from Amgen Inc., the world's largest biotechnology company. In addition to his investment activities, Mr. Vandeman continues as a part-time Special Advisor to Amgen. From 1995 to 2000, Mr. Vandeman was Senior Vice President and General Counsel of Amgen and a member of its Operating Committee. Immediately prior to joining Amgen in July 1995, Mr. Vandeman was a senior partner and head of the Mergers and Acquisitions practice at the international law firm of Latham & Watkins, where he worked for nearly three decades.

         Mr. Vandeman was elected by the board to fill the vacancy created by Mr. Allen Morgan's resignation on August 24, 2005. Mr. Morgan resigned due to his other time commitments.

         A copy of the press release is included as Exhibit 99 hereto.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99       Press Release dated August 24, 2005


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 25, 2005                       VALUEVISION MEDIA, INC.



                                             By  Nathan E. Fagre
                                               ---------------------------------
                                                  Nathan E. Fagre
                                                  Executive Vice President
                                                       and General Counsel


                                                                               2
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                                  EXHIBIT INDEX


No.             Description                                                    Manner of Filing

99              Press Release dated August 24, 2005..........................  Furnished
                                                                               Electronically